Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,556,786.46
Previously Paid Amount	0.00
Total Fee Amount	767.39
Total Offset Amount	767.39
Net Fee	$ 0.00